UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive, P.O. Box 619810 D/FW Airport, TX	75261
(Address of Principal Executive Offices)	(Zip Code)

(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2026, the Compensation Committee of the Board of Directors of Thryv Holdings, Inc. (the “Company”) approved a one-time, cash retention bonus (a “Retention Bonus”) for certain critical employees of the Company, including the following named executive officers (each, an “NEO Participant”):

•	Grant Freeman, President;
•	John Wholey, Chief Operations & Customer Success Officer and Executive Vice President; and
•	Lesley Bolger, Chief Legal Officer & Human Resources.

Pursuant to the terms of the Retention Bonus, each NEO Participant will receive an amount equal to fifty percent (50%) of such NEO Participant’s annual base salary, payable in two installments (each, a “Retention Bonus Payment”). The first Retention Bonus Payment in a total gross amount equal to sixty percent (60%) of the applicable NEO Participant’s Retention Bonus (less applicable withholdings), will be made as soon as administratively possible following August 31, 2026 (the “First Retention Date”) and is anticipated to be paid on the next available payroll cycle, but in no event later than sixty (60) days following, the First Retention Date, subject to such NEO Participant’s continued employment with the Company and continued performance of such NEO Participant’s normal job responsibilities in a satisfactory manner through and including the date of such payment. The second Retention Bonus Payment, in a total gross amount equal to forty percent (40%) of the applicable NEO Participant’s Retention Bonus (less applicable withholdings), will be made as soon as administratively possible following August 31 2027 (the “Second Retention Date”) and is anticipated to be paid on the next available payroll cycle, but in no event later than sixty (60) days, following the Second Retention Date, subject to such NEO Participant’s continued employment with the Company and continued performance of such NEO Participant’s normal job responsibilities in a satisfactory manner through and including the date of such payment.

The foregoing description of the Retention Bonuses does not purport to be complete and is qualified in its entirety by reference to the Form of Retention Agreement, which is filed as an exhibit hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Retention Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRYV HOLDINGS, INC.

Date: January 9, 2026	By:	/s/ Grant Freeman
Name: Grant Freeman
Title: President